UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2025

Neuraxis, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41775	45-5079684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11550 N. Meridian Street, Suite 325

Carmel, IN 46032

(Address of principal executive offices)

Registrant’s telephone number, including area code: (812) 689-0791

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NRXS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 29, 2025, Neuraxis, Inc. (the “Company”) held an annual meeting of stockholders (the “Annual Meeting”) at 11611 N. Meridian Street, Suite 330, Carmel, Indiana 46032.

As of the close of business on March 31, 2025, the record date for the Annual Meeting (the “Record Date”), (i) 7,215,864 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) were outstanding and entitled to 7,215,864 votes, and (ii) 4,280,939 shares of the Company’s Series B Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”) were outstanding and entitled to 2,342,500 votes. At the Annual Meeting, a total of 5,660,885 votes, comprised of shares of the Company’s Common Stock and Series B Preferred Stock, equivalent to approximately 59.22% of the outstanding votes, were represented in person or by proxy at the Annual Meeting, constituting a quorum. The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions and broker non-votes, as to such matters, where applicable, are set forth below.

1. The six nominees for director were elected to serve a one-year term as follows:

Director	Votes For	% Votes For	Votes Withheld	% Votes Withheld
Brian Carrico	4,511,909	99.72%	12,648	0.28%
Dr. Christopher R Brown	4,271,851	94.41%	252,706	5.59%
Bradley Mitch Watkins	4,511,909	99.72%	12,648	0.28%
Beth Keyser	4,454,882	98.46%	69,675	1.54%
Kristen Ferge	4,511,909	99.72%	12,648	0.28%
Dr. Gilad Aharon	4,516,409	99.82%	8,148	0.18%

2. The proposal to ratify the appointment of Rosenberg Rich Baker Berman, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was approved as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained
5,655,664	0	0	5,221

3. The proposal of the issuance of 20% or more of Company’s outstanding Common Stock upon the conversion of Series B Convertible Preferred Stock was approved as follows:

Votes For	Votes Against	Broker Non-Votes	Votes Abstained
4,127,496	128,811	1,136,328	268,250

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2025	NEURAXIS, INC.

	By:	/s/ Brian Carrico
	Name:	Brian Carrico
	Title:	President and Chief Executive Officer